                                                                   Exhibit 10.66

                         SECOND AMENDMENT TO GUARANTY

          THIS SECOND AMENDMENT TO GUARANTY (this "Amendment"), dated as of March 20, 2000, is made between CAIS Internet, Inc., a Delaware corporation ("Guarantor") and Cisco Systems Capital Corporation , a Nevada corporation ("Lender").

          CAIS, Inc. (the "Borrower") and Lender are parties to that certain Agreement dated as of June 30, 1999 (as amended by the Letter Agreement dated as of December 2, 1999 and as otherwise amended, modified, renewed or extended from time to time, the "Credit Agreement") and in connection thereto Guarantor agreed to guarantee the indebtedness and other obligations of the Borrower to Lender under or in connection with that certain Guaranty dated June 30, 1999 made by Guarantor in favor of Lender (as amended by the First Amendment to Guaranty dated as of December 2, 1999 and as otherwise amended, modified, renewed or extended from time to time, the "Guaranty"). Guarantor has requested that Lender agree to certain amendments to the Guaranty. Lender has agreed to such request, subject to the terms and conditions hereof.

        Accordingly, the parties hereto agree as follows:

        SECTION 1    Definitions; Interpretation.
             ----------------------------

        (a)  Terms Defined in the Guaranty.  All capitalized terms used in this
             -----------------------------
Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Guaranty.

        SECTION 2    Amendments to the Guaranty.
                     ---------------------------

        (a)  Amendments.  The Guaranty shall be amended as follows, effective
             ----------
as of the date of satisfaction of the conditions set forth in Section 3 hereof (the "Effective Date"):

            (i) Section 9(k) of the Guaranty is hereby amended and restated in its entirety as follows:

     (k) On a consolidated basis, Guarantor and its Subsidiaries shall maintain total revenues of the Guarantor and its Subsidiaries for each quarterly period set forth below of not less than the correlative amount indicated:


Quarterly Period Ending                 Required Amount
-------------------------------------------------------
March 31, 2000                              $ 6,200,000
-------------------------------------------------------
June 30, 2000                               $ 8,053,000
-------------------------------------------------------
September 30, 2000                          $11,582,000
-------------------------------------------------------
December 31, 2000                           $16,489,000
-------------------------------------------------------
March 31, 2001                              $20,533,000
-------------------------------------------------------
June 30, 2001                               $25,539,000
-------------------------------------------------------
September 30, 2001                          $31,605,000
-------------------------------------------------------
December 31, 2001                           $38,282,000
-------------------------------------------------------
March 31, 2002                              $42,686,000
-------------------------------------------------------
June 30, 2002                               $44,627,000
-------------------------------------------------------
September 30, 2002                          $48,507,000
-------------------------------------------------------
December 31, 2002                           $58,209,000
-------------------------------------------------------

           (ii) Section 9(l) of the Guaranty is hereby amended and restated in its entirety as follows:

     (l) On a consolidated basis, Guarantor and its Subsidiaries shall maintain EBITDA for each quarterly period set forth below of not less than the correlative ratio indicated (bracketed amounts [( )] are negative):


Quarterly Period Ending     Required Amount
-------------------------------------------
March 31, 2000                ($19,930,000)
-------------------------------------------
June 30, 2000                 ($24,991,000)
-------------------------------------------
September 30, 2000            ($25,609,000)
-------------------------------------------
December 31, 2000             ($23,657,000)
-------------------------------------------
March 31, 2001                ($15,875,000)
-------------------------------------------
June 30, 2001                 ($12,704,000)
-------------------------------------------
September 30,                  ($7,498,000)
 2001
-------------------------------------------
December 31,                   $  2,119,000
 2001
-------------------------------------------
March 31, 2002                 $  3,324,000
-------------------------------------------
June 30, 2002                  $  6,648,000
-------------------------------------------
September 30, 2002             $  9,972,000
-------------------------------------------
December 31, 2002              $ 13,296,000
-------------------------------------------

     "EBITDA" shall mean with respect to any fiscal period of a Person, such Person's earnings (excluding extraordinary items (determined in accordance with GAAP, consistently applied)), plus (except to the extent attributable to
                              ----
extraordinary items (determined in accordance with GAAP, consistently applied)) the amount of any interest, taxes, depreciation, amortization deducted in arriving at such earnings, and, without duplication, plus losses and less gains
                                                     ----
upon dispositions of properties added or deducted in arriving at such earnings.

           (iii) Section 9 of the Guaranty is hereby amended to add a new subsection (s) at the end thereof to read in its entirety as follows:

        (s) Minimum Cash Reserves.  On a consolidated basis, Guarantor and its
            ---------------------
Subsidiaries shall maintain Minimum Cash Reserves of at least $5,000,000 at all times. As used in this subsection (s), "Minimum Cash Reserves" means unrestricted cash, cash equivalents and short-term (90 days or less) readily marketable investment grade debt securities of Guarantor and its wholly-owned Subsidiaries.

        (b)  References Within Guaranty.  Each reference in the Guaranty to
             --------------------------
"this Guaranty" and the words "hereof," "herein," "hereunder," or words of like import, shall mean and be a reference to the Guaranty as amended by this Amendment.

        SECTION 3  Conditions of Effectiveness.  Section 2 of this Amendment
                   ---------------------------
shall become effective as of the date on which the Lender has received from the Guarantor an executed counterpart of this Amendment and the consent of the Borrower in substantially the form of Exhibit A (the "Borrower Consent"), to the amendments contemplated by this Amendment.

        SECTION 4  Representations and Warranties.  To induce Lender to enter
                   ------------------------------
into this Amendment, Guarantor hereby confirms and restates, as of the date hereof, the representations and warranties made by it in Section 8 of the Guaranty and in the other Loan Documents. For the purposes of this Section 4,
(i) each reference in Section 8 of the Guaranty to "this Guaranty," and the words "hereof," "herein," "hereunder," or words of like import in such Section, shall mean and be a reference to the Guaranty as amended by this Amendment and
(ii) clause (i) shall take into account any amendments to any disclosures made in writing by Guarantor and any Guarantor to Lender after the Closing Date and approved by Lender.

        SECTION 5   Miscellaneous.
                    -------------
        (a)  Guaranty Otherwise Not Affected.  Except as expressly amended
             -------------------------------
pursuant hereto, the Guaranty shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects. Lender's execution and delivery of, or acceptance of, this Amendment and any other documents and instruments in connection herewith (collectively, the "Amendment Documents") shall not be deemed to create a course of dealing or otherwise create any express or implied duty by it to provide any other or further amendments, consents or waivers in the future.

        (b)  No Reliance.  Guarantor hereby acknowledges and confirms to
             -----------
Lender that Guarantor is executing this Amendment and the other Amendment Documents on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

        (c)  Costs and Expenses.  Guarantor agrees to pay to Lender on demand
             ------------------
the reasonable out-of-pocket costs and expenses of Lender, and the reasonable fees and disbursements of counsel to Lender, in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith.

        (d)  Binding Effect.  This Amendment shall be binding upon, inure to
             --------------
the benefit of and be enforceable by Guarantor, Lender and their respective successors and assigns.

        (e)  Governing Law.  This Agreement shall be governed by, and
             -------------
construed in accordance with, the law of the State of New York.

        (f)  Complete Agreement; Amendments.  This Amendment, together with
             ------------------------------
the other Amendment Documents and the other Loan Documents, contains the entire and exclusive agreement of the parties hereto and thereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior commitments, drafts, communications, discussions and understandings, oral or written, with respect thereto. This Amendment may not be modified, amended or otherwise altered except in accordance with the terms of Section 13 of the Guaranty and
Section 7.1 of the Credit Agreement.

        (g)  Severability. Whenever possible, each provision of this Amendment
             ------------
shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Amendment shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Amendment, or the validity or effectiveness of such provision in any other jurisdiction.

        (h)  Counterparts.  This Amendment may be executed in any number of
             ------------
counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

        (i)  Interpretation.  This Amendment and the other Amendment Documents
             --------------
are the result of negotiations between and have been reviewed by counsel to Lender, Guarantor and other parties, and are the product of all parties hereto. Accordingly, this Amendment and the other Amendment Documents shall not be construed against Lender merely because of Lender's involvement in the preparation thereof.

        (j)  Loan Documents. This Amendment and the other Amendment Documents
             --------------
shall constitute Loan Documents.

                            [Signature Page Follows]

          IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

                                          CAIS Internet, Inc.

                                          By  /s/ Barton R. Groh
                                             ------------------------------
                                             Title: Chief Financial Officer


                                          Cisco Systems Capital Corporation

                                          By  /s/ Brian Fukahara
                                             -----------------------------
                                             Title: Chief Credit Officer

                                   EXHIBIT A
                                   ---------

                                BORROWER CONSENT

                                 March 20, 2000

Cisco Systems Capital Corporation
Worldwide Financial Services
Mailstop SJC2-3rd Floor
170 West Tasman Drive
San Jose, CA  95134-1706

          Re:  CAIS Internet, Inc.
               -------------------

Ladies and Gentlemen:

          Reference is made to that certain Agreement dated as of June 30, 1999 (as amended by the Letter Agreement dated as of December 2, 1999 and as otherwise amended, modified, renewed or extended from time to time, the "Credit Agreement") by and between CAIS, Inc. (the "Borrower") and Cisco Systems Capital Corporation (the "Lender") and in connection therewith, that certain Guaranty dated June 30, 1999 made by CAIS Internet, Inc. (the "Guarantor") in favor of Lender (as amended by the First Amendment to Guaranty dated as of December 2, 1999 and as otherwise amended, modified, renewed or extended from time to time, the "Guaranty").

          The undersigned acknowledges receipt of a copy of the Second Amendment to Guaranty dated March __, 2000 (the "Amendment") being entered into concurrently herewith by and between CAIS Internet, Inc. and the Lender.

          The undersigned, in its capacity as Borrower under the Credit Agreement, hereby acknowledges that its consent to the foregoing Amendment is not required, but the undersigned nevertheless does hereby consent to the foregoing Amendment and to the documents and agreements referred to therein and to all future modifications and amendments thereto and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of any of the Loan Documents, all of which are hereby ratified and affirmed in all respects.

                                    Sincerely yours,

                                    CAIS, Inc.

                                    By: /s/ Barton R. Groh
                                       ---------------------------------

                                    Title: Chief Financial Officer
                                          ------------------------------